Exhibit 10.6

THIS ASSIGNMENT OF SECURITY INSTRUMENT PREPARED BY, AND AFTER RECORDING RETURN TO: (Print Name of Attorney) Ashanté L. Smith, Esquire Troutman Sanders LLP P.O. Box 1122 Richmond, VA 23218	(Reserved)

Lansbrook Village

ASSIGNMENT OF SECURITY INSTRUMENT

(CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS SECURITY AGREEMENT AND FIXTURE FILING)

WALKER & DUNLOP, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814 ("Lender"), as the holder of the instrument hereinafter described and for valuable consideration hereby endorses, assigns and delivers to FANNIE MAE, a corporation organized under the laws of the United States of America, whose address is c/o Walker & Dunlop, LLC, 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814, its successors, participants and assigns, all right, title and interest of Lender in and to the following:

A Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents Security Agreement and Fixture Filing, among BR Carroll Lansbrook, LLC, a Delaware limited liability company (the "Borrower"), and Lender, as Mortgagee, dated as of the 8th day of July, 2016, and recorded immediately prior hereto, in the Records of Pinellas County, Florida, securing the payment of a Consolidated, Amended and Restated Multifamily Note, dated as of the 8th day of July, 2016, in the original principal amount of $57,190,000.00 made by the Borrower, payable to the order of Lender, and creating a first lien on the property described in Exhibit A attached hereto and by this reference made a part hereof.

Together with any and all notes and obligations therein described, the debt secured thereby and all sums of money due and to become due thereon, with the interest provided for therein, and hereby irrevocably appoints assignee hereunder its attorney to collect and receive such debt, and to foreclose, enforce and satisfy the foregoing the same as it might or could have done were these presents not executed, but at the cost and expense of assignee.

Together with any and all other liens, privileges, security interests, rights, entitlements, equities, claims and demands as to which assignor hereunder possesses or to which assignor is otherwise entitled as additional security for the payment of the notes and other obligations described herein.

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This Assignment shall be governed in all respects by the laws of the state in which the aforementioned instrument was recorded and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, Lender has caused its name to be signed hereto by Holly Shonosky, its Senior Closing Officer, and does hereby appoint said Holly Shonosky its authorized officer to execute, acknowledge and deliver these presents on its behalf, all done as of this 8th day of July, 2016.

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WITNESS:	WALKER & DUNLOP, LLC, a Delaware limited liability company
/s/ Rob Littleton
Print Name: Rob Littleton
	By:	/s/ Holly Shonosky
Holly Shonosky
/s/ Carter Bryant		Senior Closing Officer
Print Name: Carter Bryant

STATE OF GEORGIA

CITY/COUNTY OF FAYETTE, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Holly Shonosky, to me known to be the person described in and who executed the foregoing instrument as the Senior Closing Officer of Walker & Dunlop, LLC, a Delaware limited liability company, and acknowledged to me that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such limited liability company by herself as Senior Closing Officer.

Witness my hand and official seal in the county and state aforesaid, this 24th day of June, 2016.

/s/ S. Michelle Potts
Notary Public

My Commission Expires: June 8, 2019

Assignment of Security Instrument	Page 3

EXHIBIT A

TO THE ASSIGNMENT OF SECURITY INSTRUMENT

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